Non-current assets and liabilities held for sales and discontinued operations - Acquisition of non-controlling interest in Vale Mocambique (Details) - Jun. 22, 2021 - Discontinued operations - Vale Mocambique
R$ in Millions, $ in Millions
	USD ($)	BRL (R$)
Disclosures
Percentage of voting interest acquired	15.00%	15.00%
Loss due to negative reserves	$ 331	R$ 1,666
Ownership interest in subsidiary (as a percent)	95.00%	95.00%